EXHIBIT 10.1

FIRST AMENDMENT TO
AMENDMENT TO DEBENTURES AND WARRANTS,
AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO AMENDMENT TO DEBENTURES AND WARRANTS, AGREEMENT AND WAIVER (this “Agreement”) is entered into on June ____, 2009 by and among Ecotality, Inc., a Nevada corporation (the “Company”) and the Company’s subsidiaries Ecotality Stores, Inc., a Nevada corporation, Electric Transportation Engineering Corporation, an Arizona corporation (“ETEC”), The Clarity Group, Inc., an Arizona corporation, and Portable Energy De Mexico, S.A. d C.V., a Mexican corporation, and GHV Refrigeration Inc., a California corporation, (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”), on the one hand, and Enable Growth Partners LP (“EGP”), Enable Opportunity Partners LP (“EOP”), Pierce Diversified Strategy Master Fund LLC, Ena (“Pierce”, together with EGP, EOP and Pierce, the “Enable Funds”), and BridgePointe Master Fund Ltd. (“BridgePointe,” together with the Enable Funds, each individually referred to as an “Existing Holder” and collectively as the “Existing Holders” or the “Existing Investors”), on the other hand and by Donald Karner, Kathryn Forbes and Kevin Morrow. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the May 2009 Amendment (as defined below).

Recitals

WHEREAS, the Debtors and the Existing Holders entered into an Amendment to Debentures and Warrants, Agreement and Waiver on or about May 15, 2009 (the “May 2009 Amendment”); and

WHEREAS, the Company and the Investors now desire that the terms of the May 2009 Amendment be modified and have entered into this Agreement to document their agreement regarding such modifications.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

A.        Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Agreement.

B.	Amendment to May 2009 Amendment. The parties now wish to amend the May 2009 Amendment as set forth below.

1.         Section 1.  The definition of “Required Holders” in Section 1 of the May 2009 Amendment is hereby amended and replaced with the following:

“‘Required Holders’ shall mean the holders of 85% of the then outstanding principal amount of Included Debt.”

2.           Section 10. Clause (ii) of the first sentence of Section 10 of the May 2009 Amendment is hereby amended to change the reference to “75% of the outstanding principal amount of the Included Debt, excluding the Included Debt held by the Enable Funds” to refer to “85% of the outstanding principal amount of the Included Debt, excluding the Included Debt held by the Enable Funds”. In addition, the language in the first sentence of Section 10 of the May 2009 Amendment which currently reads as follows:

“ .. . . the nominee of the Bridge Lenders (either itself or through its investment manager), at its option, shall have the right (in each case, such right holders are referred to as “Board Right Holders”) to recommend a nominee (each, an “Investor Nominee”) . . . ”, is hereby amended to instead read as follows:

“ .. . . BridgePointe and the Bridge Lenders (in each case, either itself or through its investment manager), each at its option, shall have the right (in each case, such right holder is referred to as a “Board Right Holder”) to recommend a nominee (each, an “Investor Nominee”) . . ..”

3.           Section 11(b). The definition of “June 30 Fully Diluted Amount” in Section 11(b) of the May 2009 Amendment is hereby amended and replaced with the following:

“June 30 Fully Diluted Amount” shall mean an amount equal to the product of: (i) the fully diluted number of shares of common stock of the Company as of June 30, 2009, excluding shares issuable upon conversion of the Included Debt and shares issuable upon the exercise of the Total Warrants of the Included Holders, but for purposes of clarification expressly not excluding any shares issuable upon exercise of any Joint Venture Warrants (as defined below) outstanding as of June 30, 2009, multiplied by (ii) five (5). For purposes hereof, “Joint Venture Warrants” shall mean any warrants issued by the Company in conjunction with any joint venture transaction.

4.           Section 12. Section 12 of the May 2009 Amendment is hereby amended to add the following new paragraph to the end of such Section 12:

“Notwithstanding anything in this Section 12 to the contrary, it is expressly understood that the issuance by the Company of up to 86,088,860 warrants to purchase shares of Company common stock to Shenzhen Goch Investment Ltd. pursuant to that certain letter of intent, dated as of June___, 2009, by and between the Company and Shenzhen Goch Investment Ltd. (the “Cybernaut LOI”) will not, under any circumstances, constitute a Triggering Issuance for the purposes of this Agreement; provided that the terms of such warrants to purchase shares of Company common stock are substantially similar to those set forth in the Cybernaut LOI.”

5.           Section 13. Clause (a) of Section 13 of the May 2009 Amendment regarding “Section 9 Additional Covenants” which have been added to the Debentures, is hereby amended to change the reference in new Debenture Section 9(c) from “75% in principal amount of the then outstanding Debentures,” to “85% in principal amount of the then outstanding Debentures,”.

6.           Section 14. The first sentence of Section 14 of the May 2009 Amendment, which currently reads as follows:

“No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and by the Existing Holders holding 75% of the principal amount of the outstanding Debentures.”

is hereby amended to instead read as follows:

“No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and by the Required Holders.”

7.           No Further Amendments. Except as set forth above, the May 2009 Amendment shall remain in full force and effect in accordance with its terms.

8.           Counterparts. This Amendment may be executed in counterparts and delivered by facsimile and all so executed and delivered shall constitute a single original.

[signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ECOTALITY, INC., a Nevada corporation

By:
Name:
Title: Chief Executive Officer

ECOTALITY STORES, INC., a Nevada corporation

By:
Name:
Title: Chief Executive Officer

ELECTRIC TRANSPORTATION ENGINEERING CORPORATION, an Arizona corporation

By:
Name:
Title: Chief Executive Officer

THE CLARITY GROUP, INC., an Arizona corporation

By:
Name:
Title: Chief Executive Officer

PORTABLE ENERGY DE MEXICO, S.A. D C.V., a Mexican corporation

By:
Name:
Title: Chief Executive Officer

G.H.V. REFRIGERATION, INC., a California corporation

By:
Name:
Title: Chief Executive Officer

DONALD KARNER, Individually

By:

KEVIN MORROW, Individually

By:

KATHRYN FORBES, Individually

By:

[signature page of Holders/Investors follows]

Convertible Debenture Holders’ Signature Page

BRIDGEPOINTE MASTER FUND LTD.

By:
Name:
Title:

ENABLE GROWTH PARTNERS LP

By:
Name:
Title:

ENABLE OPPORTUNITY PARTNERS LP

By:
Name:
Title:

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA

By:
Name:
Title: